Exhibit 99.2


SAFE


CONNECTED


GREEN

DELPHI

Innovation for the Real World

Second Quarter 2012 Earnings Call

July 31st, 2012

Forward-Looking Statements

DELPHI
Innovation for the Real World

This presentation, as well as other statements made by Delphi Automotive ("Delphi" or the "Company"), contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company's operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or the Company's strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "projects," "potential," "outlook" or "continue," and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: global economic conditions, including conditions affecting the credit market, the cyclical nature of automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material integral to our products; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to attract, motivate and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers, and the ability of the Company to attract and retain customers. Additional factors are discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Agenda

DELPHI
Innovation for the Real World

Business Overview

Rodney O'Neal
Chief Executive Officer

- Q2 2012 in Review
- The Road Ahead

Financial Results

Kevin Clark
Chief Financial Officer

- Q2 2012 Results
- Updated 2012 Guidance

Q&A Session

Conclusion

Rodney O'Neal
Chief Executive Officer


SAFE


CONNECTED


GREEN

DELPHI

Innovation for the Real World

Rodney O'Neal

Business Overview

Financial Highlights

DELPHI
Innovation for the Real World

($ millions, except per share amounts)

	Q2 2012		Year-over-Year
Revenue	$3,997	↑	(5.1%) / 1.3%[1]
EBITDA	$581	↑	6.8%
EBITDA Margin	*14.5%*	↑	*160 bps*
Operating Income	$468	↑	9.3%
Operating Margin	*11.7%*	↑	*150 bps*
Earnings per Share	$1.01	↑	15%
Cash Flow Before Financing	$335	↑	52%

[1] Adjusting for divestitures and at constant foreign exchange and commodity rates

Advanced Technology – Solving Problems

DELPHI
Innovation for the Real World

Safe

Connected

EuroNCAP

Vehicles sold in Europe will need automatic emergency braking by 2014 to earn a five-star safety rating from EuroNCAP

IIHS

The Insurance Institute for Highway Safety says forward-collision avoidance technology reduces front-to-rear crashes up to 14%







Advanced Technology – Solving Problems

DELPHI
Innovation for the Real World

Green



德尔福柴油系统烟台制造基地项目
Delphi Diesel Systems Manufacturing Site Project
签字仪式

Yantai, China – Delphi signed an agreement with the Chinese government to launch a new diesel fuel injection operation in China



Auburn Hills, MI – Delphi is developing Gasoline Direct Injection Compression Ignition technology

New Technology Introductions

DELPHI
Innovation for the Real World

Green

Heated Tip Injector



Connected

Cadillac XTS/ATS/SRX Reconfigurable Cluster



Award Winning Technology & Processes

DELPHI
Innovation for the Real World



Partner Supplier Award John Deere


Automotive

Automotive Business recognition as the best Electric/Electronic supplier



Excellence In Partnership Award Subaru



Supplier Quality Excellence Process Certificate for 5th straight year from Caterpillar


ISUZU
Certificate of Achievement

Achievement award from Isuzu for zero defects and 100-percent on-time delivery over the entire year

New Business Bookings Growth



CY 2011
$23.5B
CY 2010
$19.9B
YTD 2012
$15.7B
$25
$20
$15
$10
$5
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

YTD 2012 New Business Bookings by Region



North America 30%
Asia 33%
South America 6%
Europe 31%

Note: Bookings = lifetime gross program revenues awarded, based upon expected volumes and pricing

The Road Ahead

DELPHI
Innovation for the Real World

Continue to Provide Customer Solutions

— Safety, Fuel Efficiency, In-Vehicle Connectivity

Leverage our Global Footprint

— Capitalize on Mature and Emerging Market Growth

Relentless Focus on Cost Structure

— Maintaining Industry Leading Position

Execute, Execute, Execute

— Continue Flawless Execution


SAFE
68


CONNECTED


GREEN

DELPHI

Innovation for the Real World

Kevin Clark

Financial Results

Q2 2012 vs. Q2 2011

DELPHI
Innovation for the Real World

($ millions, except per share amounts)	Q2 2012	Q2 2011	B/(W)
Revenue	$3,997	$4,213	($216)
Growth %	-	-	*(5.1%) / 1.3%*[1]
EBITDA	$581	$544	$37
EBITDA %	*14.5%*	*12.9%*	*160 bps*
Net Income	$330	$298	$32
Growth%	-	-	*10.7%*
Earnings per share	$1.01	$0.88	$0.13
Growth %	-	-	*15%*
Wtd. avg. diluted share count (mils)	*326.14*	*337.78*	-
Cash Flow Before Financing	$335	$221	$114

Delivered Solid Financial Results

[1] Adjusting for divestitures and at constant foreign exchange and commodity rates

Revenue Growth

DELPHI
Innovation for the Real World

Q2 '12 vs. Q2 '11
($ millions)



4,213
(74)
(227)
(34)
(10)
129
3,997
Q2 '11
Price
(1.8%)
Foreign
Exchange
Commodity
Divestiture
Sales
Growth
Q2 '12

Continued Revenue Growth Above Market

Regional Revenue Growth

DELPHI
Innovation for the Real World

Q2 '12 vs. Q2 '11
($ millions)



(2.9%)
7.3%
9.9%
(13.1%)
Q2 2011
Q2 2012
FX/Commodity/ Divestiture Adj.
1,961
1,904
1,690
1,317
1,413
1,401
606
666
672
329
286
234
Europe
N. America
Asia
S. America

Solid Growth in a Challenging Market

Note: Growth rates adjusted for divestitures and at constant foreign exchange and commodity rates

EBITDA Growth

DELPHI
Innovation for the Real World

Q2 '12 vs. Q2 '11
($ millions)



107
581
544
39
(74)
(3)
(32)
Q2 '11
Price (1.8%)
Variable Accounting LTI
Foreign Exchange
Sales Growth
Performance/ Other
Q2 '12
EBITDA Margin
12.9%
14.5% Record!

Significant Performance Drives EBITDA Growth

Segment Financials

DELPHI
Innovation for the Real World

Q2 '12 vs. Q2 '11
($ millions)

Revenue



FX/Commodity/ Divestiture Adj.
5.3%
1.0%
(2.9%)
(7.0%)
1,741
1,833
1,712
1,309
1,322
1,246
764
742
703
473
440
399
E/EA
Powertrain
E&S
Thermal

EBITDA



Q2 2011
Q2 2012
15.7%
7.4%
0.0%
(23.9%)
217
251
188
202
93
93
46
35
E/EA
Powertrain
E&S
Thermal
Margin
12.5% 14.7%
14.4% 16.2%
12.2% 13.2%
9.7% 8.8%

Robust EBITDA Margin Expansion

Note: Revenue growth rates adjusted for divestitures and at constant foreign exchange and commodity rates

Earnings Per Share Growth

DELPHI
Innovation for the Real World

Q2 '12 vs. Q2 '11


$0.88
$0.03
$0.11
$0.02
($0.03)
$1.01
Reported Q2 '11
Share Repurchase [1]
EBITDA
Interest
Taxes/Other
Q2 '12

Strong Earnings Per Share Growth

[1] Share repurchase reflects buyback of Class B membership interests and DLPH ordinary shares

Q2 2012 Cash Flow

DELPHI
Innovation for the Real World

($ millions)

EBITDA	581
Working Capital	113
Capital Expenditures	(140)
Net Cash Interest	(39)
Cash Taxes	(126)
Restructuring, net of cash paid	(15)
Other	(39)
Cash Flow before Financing	**335**

($ millions)

Cash Flow Before Financing



+52%
221
335
Q2 '11
Q2 '12

Continued Strong Cash Flow Conversion

Solid Balance Sheet

DELPHI
Innovation for the Real World

($ millions)

	3/31/12	6/30/12
Cash[1]	$1,425	$1,535
Debt	$2,085	$2,064
Net Debt	$660	$529
Debt to LTM EBITDA	1.0x	0.9x
Net Debt to LTM EBITDA	0.3x	0.2x
Pension Benefit Obligation	$694	$671
Total Liquidity	$2,718	$2,828

Return on Net Assets[2]



12 pts
26%
38%
LTM '11
LTM '12

Strong Return on Net Assets

[1] Includes restricted cash of $13M and $12M for Q1 and Q2, respectively
[2] Return on Net Assets is defined as Operating Income (After-Tax) divided by (Average Net Working Capital + Average Net PP&E)

Credit Ratings Actions

DELPHI
Innovation for the Real World

	April '11	March '12	July '12
Fitch	N/A	N/A	BBB- (Stable)
S&P	BB (Stable)	BB+ (Stable)	BB+ (Stable)
Moody's	Ba2 (Stable)	Ba1 (Stable)	Ba1 (Stable)

Improving Ratings Outlook

Key 2012 Assumptions

DELPHI
Innovation for the Real World

Production Volume

in 000's	2011 Actual	2012 Fcst	Variance
GMNA	3,084	3,173	3%
Japanese N.A.	3,727	4,654	25%
Other NA	6,723	7,503	12%
North America	13,534	15,329	13%
Asia	39,202	42,514	8%
China	18,605	19,636	6%
Europe	20,810	19,497	-6%
East Europe	6,744	6,566	-3%
West Europe	14,067	12,931	-8%
South America	4,568	4,711	3%
	78,115	82,052	5%
Middle East/Africa	2,258	1,976	-12%
Total Global	80,373	84,028	5%

Includes Medium/Heavy Duty Trucks

Foreign Exchange

Calendar Year Ave.	
Euro	1.26
Mexico	13.4
Brazil	1.95
Q3 2012 Ave.	
Euro	1.22
Mexico	13.5
Brazil	2.04

Commodities

Calendar Year Ave.	
Copper	$3.70/lb
Aluminum	$0.95/lb
Oil	$95/barrel
Q3 2012 Ave.	
Copper	$3.69/lb
Aluminum	$0.97/lb
Oil	$94/barrel

2012 Guidance

DELPHI
Innovation for the Real World

($ millions, except per share amounts)

	Q3 2012 Outlook	Prior 2012 Outlook	2012 Outlook
Revenue	3,650 - 3,750	16,200-16,500	15,600-15,900
EBITDA	450 - 500	2,175-2,250	2,175-2,250
EBITDA %	*12.3% - 13.3%*	*13.4%-13.6%*	*13.9%-14.1%*
Earnings per share	$0.65 - $0.80[1]	$3.63-$3.85	$3.68-$3.91[2]
Tax Rate	25%	~19%	~19%
Cash Flow Before Financing	-	~1,000	~1,000
Capital Expenditures	-	~750	~750

1 Q3 2012 Earnings per share assumes 323M weighted average shares outstanding
2 2012 Earnings per share assumes 325M weighted average shares outstanding


SAFE


CONNECTED


GREEN

DELPHI

Innovation for the Real World

Rodney O'Neal

Conclusion


SAFE


CONNECTED


GREEN

DELPHI

Innovation for the Real World

Appendix

Non-US GAAP Financial Metrics

DELPHI
Innovation for the Real World

($ Millions)

	Q2 2012	Q2 2011
Cash flow from operating activities:		
Net income	350	316
Depreciation/Amortization	113	116
Working Capital	113	(17)
Other operating activities	(115)	(72)
Net cash provided by operating activities	**461**	**343**
Cash flow from investing activities:		
Capital Expenditures	(140)	(111)
Purchase/Maturity of time deposits	-	-
Other investing activities	14	(11)
Net cash provided by (used in) investing activities	**(126)**	**(122)**
Adjustment for IPO related fees	-	-
Adjustment for time deposits	-	-
Cash Flow Before Financing	**335**	**221**

Non-US GAAP Financial Metrics

DELPHI
Innovation for the Real World

($ Millions)

	Q2 2012	Q2 2011
Net Income attributable to Delphi	**$330**	**$298**
Income Tax	$98	$73
Interest Expense	$33	$41
Other (Income)/Expense, net	$(5)	$4
Non-controlling Interest	$20	$18
Equity (Income)/Loss, net of tax	$(8)	($6)
Depreciation & Amortization	$113	$116
EBITDA	**$581**	**$544**

Shares Outstanding

DELPHI
Innovation for the Real World

(Millions)

	Quarter-ended 6/30/12	Quarter-ended 6/30/11
Weighted average ordinary shares outstanding as result of the initial public offering:	328.24	328.24
Repurchase of Class B membership interests (Weighted average)	-	9.54
Executed share repurchases (Weighted average)	(2.85)	-
Shares related to RSU grant vesting	0.75	-
Weighted average number of diluted shares outstanding for the period:	**326.14**	**337.78**

DELPHI

Innovation for the Real World